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                                                                    EXHIBIT 10.5

                              HYCOR BIOMEDICAL INC.

                            1992 INCENTIVE STOCK PLAN

            1. PURPOSE. The purpose of this Plan is to attract and retain persons of ability as employees for Hycor Biomedical Inc., a Delaware corporation (the "Company"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

            2. DEFINITIONS. As used in this Plan,

            "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

            "AWARD SHARES" means an award of Common Shares pursuant to Section 9 of this Plan.

            "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

            "BOARD" means the Board of Directors of the Company.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITTEE" means the committee described in Section 17(a) of this Plan.

            "COMMON SHARES" means (i) shares of the common stock of the Company, $.01 par value, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.

            "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or an award or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

            "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

            "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

            "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar

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right.

            "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

            "LESS-THAN-80-PERCENT SUBSIDIARY" means a subsidiary with respect to which the Company directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision making power.

            "MANAGEMENT OBJECTIVES" means any performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Restricted Shares.

            "MARKET VALUE PER SHARE" means the fair market value of the Common Shares. "Fair market value" shall mean: (a) if the Common Shares are traded on an exchange, the closing price at which a share of Common Shares traded on the date of valuation; (b) if the Common Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked closing prices of a share of Common Shares on said System at the close of business on the date of valuation or, if the Common Shares are designated a National Market System security, the closing price at which a share of Common Shares traded on the date of valuation; and (c) if neither (a) nor (b) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

            "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

            "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

            "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

            "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a full-time employee, including employees who are members of the Board of Directors, of the Company or any one or more of its Subsidiaries, or (ii) has agreed to commence serving in any such capacity.

            "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

            "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

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            "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

            "RELOAD OPTION RIGHTS" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to
Section 4(f) of this Plan.

            "RESTRICTED SHARES" means Common Shares awarded or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof have expired.

            "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended (or any successor rule to the same effect), as in effect from time to time.

            "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

            "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

            "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Company.

            3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares issued or transferred (a) upon the exercise of Option Rights or Appreciation Rights, (b) as Award Shares, (c) as Restricted Shares and released from substantial risks of forfeitures thereof, (d) as Deferred Shares, or (e) in payment of Performance Shares or Performance Units that shall have been earned, shall not in the aggregate exceed 1,000,000 Common Shares. Such shares may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For purposes of this Section 3, Restricted Shares, Deferred Shares and Performance Shares shall be deemed to have been issued or transferred at the earlier of the time when such shares are actually issued or transferred (and, in the case of Restricted Shares, when they are no longer subject to a substantial risk of forfeiture) or

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when any dividends are paid thereon. In the event that Option Rights or
Appreciation Rights granted under this Plan expire or are terminated or canceled unexercised as to any number of Common Shares, such shares may again be issued under this Plan either pursuant to Option Rights, Appreciation Rights or other awards under this Plan. In the event that Restricted Shares are issued under this Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under this Plan, either as Restricted Shares or other awards under this Plan.

            4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

      (a) Each grant shall specify the number of Common Shares to which it pertains and whether the option is intended as an Incentive Stock Option, a nonqualified stock option or a combination thereof.

      (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

      (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price,
      (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing. For purposes of this Section, constructive delivery of shares shall be deemed equivalent to actual delivery.

      (d) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

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      (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

      (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

      (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

      (h) Each grant shall specify the period or periods of continuous employment of the Optionee by the Company or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, provided, however, that in no event shall an Option Right become exercisable prior to six months from the Date of Grant; and each grant shall provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

      (i) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

      (j) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

      (k) Notwithstanding anything in this Plan to the contrary, any grant of an Incentive Stock Option to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries (i) shall specify an Option Price per share of Common Shares equal to or greater than one hundred ten percent (110%) of the Market Value per Share on the Date of Grant and (ii) by its terms, shall not be exercisable after the expiration of five years from the Date of Grant.

      (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer so authorized by the Committee and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

            5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of

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such right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

      (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Company in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or
      (ii) preclude the right of the Participant to receive and the Company to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

      (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

      (c) Each grant shall specify (i) a waiting period or periods before Appreciation Rights shall become exercisable, provided, however, that in no event shall an Appreciation Right become exercisable prior to six months from the Date of Grant, and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

      (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

      (e) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer so authorized by the Committee and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

      (f) Regarding Tandem Appreciation Rights only:

Each  grant shall provide that a Tandem Appreciation Right may be exercised only
      (i) at a time when the related Option Right (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

      (g) Regarding Free-standing Appreciation Rights only:

      (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

      (ii) Successive grants may be made to the same Participant regardless of whether any

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      Free-standing Appreciation Rights previously granted to such Participant remain unexercised;

      (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, provided, however, that in no event shall a Free-standing Appreciation Right become exercisable prior to six months from the Date of Grant; and each grant shall provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event; and

      (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

            6. RESTRICTED SHARES. The Committee may also authorize awards or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

      (a) Each award or sale shall constitute an immediate transfer of the ownership of a specified number of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

      (b) Each award or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant, but not less than par value per share.

      (c) Each award or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, provided, however, that in no event shall such period be less than six months from the Date of Grant or sale; and each award or sale shall provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

      (d) Each award or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

      (e) Any award or sale may be further conditioned upon the attainment of Management Objectives to be established and, if appropriate, adjusted by the Committee.

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      (f) Any award or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions the Committee may determine.

      (g) Each award or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer so authorized by the Committee and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Company until all restrictions thereon lapse.

            7. DEFERRED SHARES. The Committee may also authorize awards or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

      (a) Each award or sale shall constitute the agreement by the Company to issue or transfer a specified number of Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

      (b) Each award or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

      (c) Each award or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, provided, however, that in no event shall such Deferral Period be less than six months from the Date of Grant; and each award or sale shall provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

      (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares.

      (e) Each award or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by an officer so authorized by the Committee and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

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            8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

      (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

      (b) The Performance Period with respect to each Performance Share or Performance Unit (i) shall be determined by the Committee on the Date of Grant, provided, however, that in no event shall such Performance Period be less than six months from the Date of Grant and (ii) shall be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

      (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed.

      (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of full achievement of the specified Management Objectives.

      (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

      (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

      (g) The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or

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      transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

      (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer so authorized by the Committee and delivered to and accepted by the Participant and shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

            9. AWARD SHARES. The Committee may also authorize awards to Participants of Award Shares. Each award shall constitute a transfer of Common Shares to the Participant, without other payment therefore, as additional compensation for his services to the Company.

            10. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted or awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

            (b) Any grant or award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or under a grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions upon transfer.

            11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted or awarded hereunder, (b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities of the Company or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding grants or awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing

                                       10
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any grant or award under this Plan that the holder of the grant or award may elect to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent grant or award. The Committee may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.

            12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

            13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

            14. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80-PERCENT-SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless of whether such Participant is also employed by the Company or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Company upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Company. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Company, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Company for purposes of Section 3 of this Plan, and all references to the Company in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

            15. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of

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hardship or other special circumstances, of a Participant who holds an Option
Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 10(b) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

            16. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

            17. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a committee of the Board composed of members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3, provided, however, that the number of directors appointed to serve on the Committee shall not be a number which would cause Rule 16b-3 to cease to be applicable to this Plan. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

            (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant or award of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Award Shares, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

            18. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee, but no such amendment shall increase the maximum number of shares specified in Section 3 of this Plan except as expressly authorized by this Plan, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the stockholders of the Company.

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

            (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other grant or award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting or awarding of new Option Rights or other grants or awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior award, in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Option Rights or other grant or award not been granted.

            (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

      (d)(i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

      (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

            (e) This Plan is intended to comply with and be subject to Rule 16b-3 as in effect prior to May 1, 1991. The Committee may at any time elect that this Plan shall be subject to Rule 16b-3 as in effect on and after May 1, 1991.

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